SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)         JUNE 3, 2003
                                                --------------------------------


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
              Exact name of Registrant as specified in its Charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


       000-30932                                   98-0346454
       ---------                                   ----------
    Commission File No.                   I.R.S. Employer Identification


132 PENN AVENUE,TELFORD PA                                    18969
--------------------------                                    -----
Address of principal executive offices                       Zip Code


(215) 721-2188
--------------
Registrant's telephone number, including area code





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant (the "Company") was informed by the Securities and Exchange Commission ("Commission") that the United States District Court, District of Columbia issued an Order on June 3, 2003 confirming the Stipulation and Consent heretofore voluntarily agreed upon by the Company and the Commission permanently enjoining the Company from engaging in transactions, acts or practices which would constitute a violation of the securities laws. The Company, in entering into the Stipulation and Consent, neither admitted nor denied any of the allegations in the Commission's complaint. The Company was not required to pay any monetary fines in connection with the Stipulation of Consent and Judgment.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

           99.1 Environmental Solutions Worldwide, Inc. press release dated June 5, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Telford, PA
         June 5, 2003
                                         ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                                                    (Registrant)

                                         /S/ JOHN A. DONOHOE, JR.
                                         John A. Donohoe, Jr.
                                         CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                         AND PRESIDENT


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